UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2015

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01. Other Events.
On January 22, 2015, IHS Inc., a Delaware corporation ("IHS" or "we" or "us" or "our"), announced that our Board of Directors authorized us to repurchase up to $100 million of our Class A common stock. The repurchase program does not obligate IHS to repurchase any dollar amount or number of shares and will expire on November 30, 2015, but it may be suspended at any time at our discretion. All previously announced repurchase programs have been terminated. A press release announcing the repurchase program was issued and is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated January 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: January 22, 2015	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and Corporate Secretary